UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET SMASH SERIES EC FUND

FORM N-Q

JULY 31, 2014

WESTERN ASSET SMASH SERIES EC FUND

Schedule of investments (unaudited)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 25.3%
Brazil - 3.8%
Federative Republic of Brazil, Notes	10.000%	1/1/17	12,740,000	BRL	$5,452,327

Italy - 8.4%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.750%	5/1/21	8,010,000	EUR	11,991,328

Mexico - 10.0%
United Mexican States, Bonds	8.000%	6/11/20	10,431,100	MXN	907,344
United Mexican States, Bonds	6.500%	6/9/22	24,585,000	MXN	1,965,589
United Mexican States, Bonds	10.000%	12/5/24	2,000,000	MXN	199,946
United Mexican States, Bonds	8.500%	11/18/38	10,146,900	MXN	924,251
United Mexican States, Bonds	7.750%	11/13/42	121,991,500	MXN	10,270,568

Total Mexico					14,267,698

New Zealand - 0.3%
Republic of New Zealand, Senior Bonds	3.000%	4/15/20	580,000	NZD	465,115	(a)

Poland - 1.5%
Republic of Poland, Bonds	4.000%	10/25/23	6,200,000	PLN	2,079,785

Portugal - 1.3%
Republic of Portugal, Notes	5.125%	10/15/24	1,850,000		1,858,196	(b)

TOTAL SOVEREIGN BONDS (Cost - $36,039,305)					36,114,449

ASSET-BACKED SECURITIES - 0.4%
Greenpoint Manufactured Housing, 1999-2 A2	2.916%	3/18/29	600,000		534,921	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.654%	2/20/32	25,000		23,121	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	25,000		22,790	(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $564,651)					580,832

CORPORATE BONDS & NOTES - 19.9%
CONSUMER DISCRETIONARY - 1.4%
Automobiles - 0.0%
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	50,000		57,715

Hotels, Restaurants & Leisure - 0.8%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000		265,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	850,000		891,969	(b)

Total Hotels, Restaurants & Leisure					1,157,469

Media - 0.6%
DISH DBS Corp., Senior Notes	5.125%	5/1/20	110,000		112,475
DISH DBS Corp., Senior Notes	6.750%	6/1/21	350,000		385,875
DISH DBS Corp., Senior Notes	5.875%	7/15/22	190,000		199,025
DISH DBS Corp., Senior Notes	5.000%	3/15/23	110,000		108,075
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	10,000		10,800	(b)

Total Media					816,250

TOTAL CONSUMER DISCRETIONARY					2,031,434

CONSUMER STAPLES - 0.8%
Food Products - 0.8%
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	1,200,000		1,194,000

ENERGY - 5.6%
Energy Equipment & Services - 0.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	110,000		116,050
CGG, Senior Notes	6.500%	6/1/21	320,000		305,600

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Energy Equipment & Services - 0.5% (continued)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	240,000	$246,000

Total Energy Equipment & Services				667,650

Oil, Gas & Consumable Fuels - 5.1%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	1,310,000	1,352,575
Arch Coal Inc., Senior Notes	7.000%	6/15/19	50,000	34,500
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	5,000	5,700
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	250,000	267,500
Continental Resources Inc., Senior Notes	5.000%	9/15/22	120,000	128,850
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	300,000	333,000
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	310,000	348,525	(c)
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	10,000	10,187	(b)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	900,000	931,500	(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	290,000	302,325
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	60,000	63,600
QEP Resources Inc., Senior Notes	6.875%	3/1/21	430,000	478,375
QEP Resources Inc., Senior Notes	5.250%	5/1/23	500,000	502,500
Range Resources Corp., Senior Notes	5.000%	8/15/22	770,000	793,100
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	30,000	31,500
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	580,000	589,425	(b)
Samson Investment Co., Senior Notes	9.750%	2/15/20	710,000	722,425	(b)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	190,000	202,350	(b)
Williams Cos. Inc., Debentures	7.500%	1/15/31	152,000	178,662

Total Oil, Gas & Consumable Fuels				7,276,599

TOTAL ENERGY				7,944,249

FINANCIALS - 2.3%
Banks - 0.5%
CIT Group Inc., Senior Notes	5.000%	8/1/23	710,000	726,862

Consumer Finance - 1.2%
Ally Financial Inc., Senior Notes	3.500%	1/27/19	1,460,000	1,449,050
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	170,000	192,525

Total Consumer Finance				1,641,575

Diversified Financial Services - 0.6%
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	770,000	875,394

TOTAL FINANCIALS				3,243,831

HEALTH CARE - 1.3%
Health Care Providers & Services - 1.3%
DaVita HealthCare Partners Inc., Senior Notes	5.125%	7/15/24	680,000	671,075
HCA Inc., Debentures	7.500%	11/15/95	10,000	9,400
HCA Inc., Senior Secured Notes	7.250%	9/15/20	590,000	625,400
HCA Inc., Senior Secured Notes	5.000%	3/15/24	580,000	577,100

TOTAL HEALTH CARE				1,882,975

INDUSTRIALS - 1.4%
Airlines - 0.1%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	83,905	98,009

Commercial Services & Supplies - 0.9%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	670,000	663,300	(b)
West Corp., Senior Notes	5.375%	7/15/22	590,000	573,775	(b)

Total Commercial Services & Supplies				1,237,075

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Road & Rail - 0.4%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	620,000	$643,250	(b)

TOTAL INDUSTRIALS				1,978,334

INFORMATION TECHNOLOGY - 1.4%
IT Services - 0.8%
First Data Corp., Senior Notes	12.625%	1/15/21	350,000	417,812
First Data Corp., Senior Secured Notes	6.750%	11/1/20	213,000	225,248	(b)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	416,000	487,760

Total IT Services				1,130,820

Software - 0.6%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	800,000	842,000	(b)

TOTAL INFORMATION TECHNOLOGY				1,972,820

MATERIALS - 2.1%
Chemicals - 0.5%
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	220,000	215,875
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	490,000	512,050

Total Chemicals				727,925

Containers & Packaging - 0.4%
Ball Corp., Senior Notes	4.000%	11/15/23	500,000	463,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	120,000	124,800

Total Containers & Packaging				588,550

Metals & Mining - 1.2%
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	530,000	551,200	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	380,000	408,975	(b)
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	650,000	695,500

Total Metals & Mining				1,655,675

TOTAL MATERIALS				2,972,150

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.9%
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	780,000	751,725
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	590,000	632,038

Total Diversified Telecommunication Services				1,383,763

Wireless Telecommunication Services - 1.1%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	970,000	950,600
Sprint Corp., Senior Notes	7.875%	9/15/23	550,000	589,875	(b)

Total Wireless Telecommunication Services				1,540,475

TOTAL TELECOMMUNICATION SERVICES				2,924,238

UTILITIES - 1.6%
Independent Power and Renewable Electricity Producers - 1.6%
AES Corp., Senior Notes	8.000%	6/1/20	900,000	1,066,500
AES Corp., Senior Notes	7.375%	7/1/21	90,000	103,050
AES Corp., Senior Notes	5.500%	3/15/24	40,000	39,400
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	872,000	948,300	(b)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	11/8/16	100,000	0	(d)(e)(f)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	165,630	186,748

TOTAL UTILITIES				2,343,998

TOTAL CORPORATE BONDS & NOTES (Cost - $27,781,091)				28,488,029

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.7%
Bear Stearns Commercial Mortgage Securities, 2007-PW16 AJ	5.707%	6/11/40	380,000		$392,027	(c)
CGBAM Commercial Mortgage Trust, 2014-HD E	3.152%	2/15/31	870,000		872,377	(b)(c)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	1,190,000		1,202,976
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.284%	11/10/45	870,000		861,535	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	4,860,000		4,247,263
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	850,000		848,168	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	3.752%	6/15/29	2,590,000		2,594,836	(b)(c)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.126%	7/15/40	800,000		842,491	(c)
ML-CFC Commercial Mortgage Trust, 2006-3 AJ	5.485%	7/12/46	820,000		836,418	(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	870,000		848,803	(c)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	920,000		845,795
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AJ	5.413%	12/15/43	832,000		861,079	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $15,234,334)					15,253,768

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.0%
Brazil - 2.0%
Federative Republic of Brazil, Notes (Cost - $2,785,022)	6.000%	8/15/50	6,400,095	BRL	2,834,452

SENIOR LOANS - 14.1%
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 1.0%
INA Beteiligungsgesellschaft mbH, USD Term Loan E	3.750%	5/15/20	1,350,000		1,353,187	(g)(h)

Diversified Consumer Services - 0.3%
McGraw-Hill Global Education Holdings LLC, New First Lien Term Loan	5.750%	3/22/19	454,506		459,478	(g)(h)

Hotels, Restaurants & Leisure - 1.6%
Caesars Entertainment Operating Co., Extended Term Loan B6	6.984 - 9.000%	3/1/17	784,886		732,887	(g)(h)
Caesars Entertainment Operating Co., Term Loan B4	9.500%	10/31/16	592,340		593,698	(g)(h)
Equinox Holdings Inc., Repriced Term Loan B	4.250%	1/31/20	987,500		991,203	(g)(h)

Total Hotels, Restaurants & Leisure					2,317,788

Media - 2.8%
Charter Communications Operating LLC, Term Loan F	3.000%	1/3/21	495,000		485,056	(g)(h)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	1,233,849		1,227,680	(g)(h)
Virgin Media Bristol LLC, USD Term Loan B	3.500%	6/7/20	2,370,000		2,351,299	(g)(h)

Total Media					4,064,035

Specialty Retail - 0.4%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	690,000		569,250	(g)(h)

Textiles, Apparel & Luxury Goods - 0.2%
Phillips-Van Heusen Corp., Term Loan B	3.250%	2/13/20	280,296		282,358	(g)(h)

TOTAL CONSUMER DISCRETIONARY					9,046,096

CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 0.4%
Supervalu Inc., Refi Term Loan B	4.500%	3/21/19	507,914		507,949	(g)(h)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food Products - 1.4%
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	491,234	$492,872	(g)(h)
Big Heart Pet Brands, New Term Loan	3.500%	3/8/20	824,299	814,682	(g)(h)
H.J. Heinz Co., Term Loan B1	3.250%	6/7/19	742,500	742,541	(g)(h)

Total Food Products				2,050,095

TOTAL CONSUMER STAPLES				2,558,044

HEALTH CARE - 1.4%
Pharmaceuticals - 1.4%
Convatec Inc., Term Loan	4.000%	12/22/16	929,168	930,910	(g)(h)
Par Pharmaceutical Cos. Inc., Term Loan B2	4.000%	9/30/19	985,056	984,528	(g)(h)

TOTAL HEALTH CARE				1,915,438

INDUSTRIALS - 4.2%
Airlines - 1.4%
Delta Air Lines Inc., New Term Loan B	3.250%	4/20/17	1,979,592	1,981,201	(g)(h)

Commercial Services & Supplies - 0.7%
ADS Waste Holdings Inc., New Term Loan	3.750%	10/9/19	1,025,093	1,021,340	(g)(h)

Electrical Equipment - 0.7%
Generac Power Systems Inc., Term Loan B	3.250%	5/31/20	982,500	974,722	(g)(h)

Machinery - 1.4%
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	2,021,169	2,016,589	(g)(h)

TOTAL INDUSTRIALS				5,993,852

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., New 2018 Extended Term Loan	3.666%	3/23/18	146,234	144,924	(g)(h)

MATERIALS - 0.2%
Metals & Mining - 0.2%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	265,475	265,027	(g)(h)

UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	166,368	171,359	(g)(h)

TOTAL SENIOR LOANS (Cost - $20,312,931)				20,094,740

			SHARES
COMMON STOCKS - 0.1%
INDUSTRIALS - 0.1%
Marine - 0.1%
DeepOcean Group Holding AS (Cost - $113,913)			4,873	151,458	(e)(f)

PREFERRED STOCKS - 0.6%
FINANCIALS - 0.6%
Consumer Finance - 0.6%
GMAC Capital Trust I (Cost - $818,341)	8.125%		32,991	896,695	(c)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY				VALUE
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $103,649,588)				$104,414,423

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 23.7%
Repurchase Agreements - 23.7%
Barclays Capital Inc. repurchase agreement dated 7/31/14; Proceeds at maturity - $13,800,015; (Fully collateralized by U.S. government obligations, 2.125% due 8/15/21; Market value - $14,076,267)	0.040%	8/1/14	13,800,000	13,800,000

State Street Bank & Trust Co. repurchase agreement dated 7/31/14; Proceeds at maturity - $19,992,000; (Fully collateralized by U.S. government agency obligations, 2.070% due 11/7/22; Market value - $20,396,179)	0.000%	8/1/14	19,992,000	19,992,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $33,792,000)				33,792,000

TOTAL INVESTMENTS - 96.8% (Cost - $137,441,588#)				138,206,423
Other Assets in Excess of Liabilities - 3.2%				4,579,108

TOTAL NET ASSETS - 100.0%				$142,785,531

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Value is less than $1.

(e)	Illiquid security.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PLN	— Polish Zloty

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

Notes to Schedule of Investments (unaudited) (continued)

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Sovereign bonds	—	$36,114,449	—		$36,114,449
Asset-backed securities	—	580,832	—		580,832
Corporate bonds & notes:
Utilities	—	2,343,998	$0	*	2,343,998
Other corporate bonds & notes	—	26,144,031	—		26,144,031
Collateralized mortgage obligations	—	15,253,768	—		15,253,768
Non-U.S. treasury inflation protected securities	—	2,834,452	—		2,834,452
Senior loans	—	20,094,740	—		20,094,740
Common stocks	—	—	151,458		151,458
Preferred stocks	$896,695	—	—		896,695

Total long-term investments	$896,695	$103,366,270	$151,458		$104,414,423

Short-term investments†	—	33,792,000	—		33,792,000

Total investments	$896,695	$137,158,270	$151,458		$138,206,423

Other financial instruments:
Futures contracts	$398,832	—	—		$398,832
Forward foreign currency contracts	—	$1,359,013	—		1,359,013
Centrally cleared credit default swaps on credit indices - sell protection	—	15,872	—		15,872

Total other financial instruments	$398,832	$1,374,885	—		$1,773,717

Total	$1,295,527	$138,533,155	$151,458		$139,980,140

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$28,738	—	—		$28,738
Forward foreign currency contracts	—	$63,327	—		63,327

Total	$28,738	$63,327	$—		$92,065

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase

Notes to Schedule of Investments (unaudited) (continued)

agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the period ended July 31, 2014, the total notional value of all credit default swaps to sell protection is $18,810,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended July 31, 2014, see Note 3.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Schedule of Investments (unaudited) (continued)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $63,327. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,727,508
Gross unrealized depreciation	(962,673)

Net unrealized appreciation	$764,835

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury Long-Term Bonds	30	9/14	$4,099,785	$4,122,188	$22,403
U.S. Treasury Ultra Long-Term Bonds	15	9/14	2,230,830	2,262,656	31,826

					$54,229

Contracts to Sell:
Euro	31	9/14	5,288,543	5,189,400	99,143
Euro Bund	7	9/14	1,358,424	1,387,162	(28,738)
U.S. Treasury 2-Year Notes	5	9/14	1,098,578	1,097,109	1,469
U.S. Treasury 10-Year Notes	224	9/14	28,156,491	27,912,500	243,991

					$315,865

Net unrealized appreciation on open futures contracts					$370,094

At July 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	Citibank N.A.	600,000	$803,455	8/14/14	$(11,003)
Euro	State Street Bank & Trust Co.	150,000	200,864	8/14/14	(2,112)
Polish Zloty	Citibank N.A.	6,610,130	2,117,080	8/14/14	(50,212)

					$(63,327)

Contracts to Sell:
British Pound	Goldman Sachs Group Inc.	6,250,000	10,551,024	8/14/14	36,476
Euro	Citibank N.A.	150,000	200,864	8/14/14	2,109
Euro	Citibank N.A.	1,009,229	1,351,450	8/14/14	28,920
Euro	Citibank N.A.	8,654,813	11,589,592	8/14/14	465,740
Euro	Credit Suisse London	295,013	395,050	8/14/14	15,848
Euro	Morgan Stanley & Co.	2,500,000	3,347,730	8/14/14	133,032
Euro	Morgan Stanley & Co.	8,301,078	11,115,908	8/14/14	267,012
Euro	State Street Bank & Trust Co.	150,000	200,864	8/14/14	7,788
Euro	UBS AG London	740,963	992,218	8/14/14	39,134
Japanese Yen	Barclays Bank PLC	332,388,000	3,231,488	8/14/14	30,736
Japanese Yen	Citibank N.A.	818,450,000	7,956,999	8/14/14	88,752
Polish Zloty	Citibank N.A.	6,610,130	2,117,080	8/14/14	46,966
Euro	Morgan Stanley & Co.	8,800,000	11,786,503	10/16/14	196,500

					$1,359,013

Net unrealized appreciation on open forward foreign currency contracts					$1,295,686

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2014, the Fund had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital (Markit CDX.NA.HY.22 Index)	$18,810,000	6/20/19	5.000% quarterly	$1,271,167	$1,255,295	$15,872

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

	Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Total
Interest Rate Risk	$299,689	$(28,738)	—	—	—	$270,951
Foreign Exchange Risk	99,143		$1,359,013	$(63,327)	—	1,394,829
Credit Risk	—	—	—	—	$15,872	15,872

Total	$398,832	$(28,738)	$1,359,013	$(63,327)	$15,872	$1,681,652

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$21,384,025
Futures contracts (to sell)	27,234,772
Forward foreign currency contracts (to buy)	1,517,621
Forward foreign currency contracts (to sell)	46,775,162

Average Notional Balance
Credit default swap contracts (to sell protection)	$19,343,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2014